SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of earliest event reported): July 22, 2003

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Lou Menk Drive

Fort Worth, Texas 76131

(Address of Principal Executive Offices) (Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c) Exhibits

See Exhibits Index included herewith.

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On July 22, 2003, Burlington Northern Santa Fe Corporation issued a press release announcing its second-quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: July 22, 2003	By:	/s/ Thomas N. Hund
Thomas N. Hund
Executive Vice President and
Chief Financial Officer

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Burlington Northern Santa Fe Corporation press release dated July 22, 2003.